Entity	Jurisdiction Formed In
10 Finderne Avenue Solar, LLC	NJ
101 Carnegie Center Solar, LLC	DE
302 Carnegie Center Solar, LLC	DE
510 Carnegie Center Solar, LLC	DE
701 Carnegie Center Solar, LLC	DE
97WI 8ME, LLC	CA
AC Solar I, LLC	DE
AC Solar 1 Manager LLC	DE
Airport Solar I, LLC	DE
Alamosa Solar South CSG LLC	DE
Alden Solar CSG LLC	DE
Bethel Wind Energy, LLC	IA
Bloomfield Solar, LLC	DE
Camden Dam Solar LLC	NC
Canadian Northern Lights Corp.	ON
Charter Hill Solar, LLC	VT
Citrine Solar LLC	DE
City Solar Garden, LLC	VT
CO Buffalo Flatts, LLC	DE
Colorado CSG II LLC	DE
Colorado CSG LLC	DE
Conic Holdings LLC	DE
Conic Manager LLC	DE
CREST Solar 1, LLC	DE
CWS Wind Farm, LLC	DE
Danforth Shared Services LLC	DE
Deer Creek Solar 1, LLC	DE
Deer Creek Solar 2, LLC	DE
Day Hill Solar, LLC	OR
Eagle Valley Clean Energy, LLC	UT
Earth Right Energy II, LLC	TN
East Greenwich Solar 1, LLC	DE
East to West Solar II LLC	DE
East to West Solar LLC	DE
Electric City Solar, LLC	DE
El Dorado Solar, LLC	DE
Elk Hawkeye Wind Holding LLC	DE
Elk Wind Energy LLC	IA
ER Billings Road Solar, LLC	VT
ER Bone Hill Solar, LLC	VT
ER Center Road Solar, LLC	VT
ER Lawrence Brook Solar, LLC	VT
ER Salvage Yard Solar, LLC	VT

ER Shelburne Museum Solar, LLC	VT
ER Verulamium Solar, LLC	VT
ER Walker Hill Gravel Solar, LLC	VT
ESA Fleet Community Solar, LLC	FL
EVCE Holdco LLC	DE
Fairfield Wind Manager, LLC	MT
Fairfield Wind Owner, LLC	MT
Fall River Solar, LLC	UT
Floyd Road Solar Farm, LLC	NC
Foresight Solar LLC (FKA - Green Maple II LLC)	DE
Fossil Gulch Wind Park, LLC	ID
Fresh Air Energy IV, LLC	CA
Fresh Air Energy VII, LLC	CO
Fresh Air Energy VIII, LLC	CO
GB EquipmentCo LLC	DE
GB LandCo LLC	DE
GB Solar TE 2020 Holdings LLC	DE
GB Solar TE 2020 Manager LLC	DE
GB Wind Holdco LLC	DE
Georgia Mountain Community Wind, LLC	VT
GLC Chester Community Solar, LLC	VT
Golden Horizons Solar LLC	DE
Goshen Solar, LLC	DE
Graphite Solar I, LLC	DE
GREC Energy Efficiency LLC	DE
GREC Entitiy HoldCo LLC	DE
GREC Services LLC	DE
Green Maple, LLC	DE
GREC Administration, LLC	DE
Greenbacker Equipment Acquisition Company LLC	DE
Greenbacker Exergy Acquisition Resources LLC	DE
Greenbacker Renewable Energy Corporation	MD
Greenbacker Residential Solar II LLC	DE
Greenbacker Residential Solar LLC	DE
Greenbacker Wind LLC	DE
Greenbacker Wind Holdings II LLC	DE
Greenfield Wind Manager LLC	MT
Greenfield Wind Owner, LLC	MT
Grizzly Bear Solar, LLC	DE
Hartford Solar Field LLC	VT
Holiday Hill Community Wind, LLC	VT
Holiday Hill Holdings LLC	DE
Holiday Hill Manager LLC	DE
Holy Spirit Solar Arrays LLC	CA
HREF-3 Parent LLC	DE

IGS CC, LLC	OH
IGS Encinitas A&B, LLC	OH
IGS FE Trenton, LLC	OH
IGS Jefferson B&C, LLC	OH
IGS La Jolla E, LLC	OH
IGS Mercy A, LLC	OH
IGS Valencia 2, LLC	OH
IGS Valencia 3, LLC	OH
Jamesville Road Solar, LLC	NC
Las Virgenes Solar 1, LLC	DE
Lighthouse Finance, LLC	CO
Lincoln Farm I, LLC	TN
Lincoln Farm II, LLC	TN
Lincoln Farm III, LLC	TN
Lincoln Farm IV, LLC	TN
Longleaf Solar Energy Holdings LLC	DE
Longleaf Solar Energy Manager LLC	DE
Magnolia Sun LLC	DE
Manchester Solar 1, LLC	DE
Middlesex Solar 1, LLC	NJ
Mid-River PA LLC	DE
Midway III Holdings LLC	DE
Midway III Manager LLC	DE
Milford Raman Solar, LLC	DE
Mill Pond Solar, LLC	NC
MLH Phase 2 LLC	FL
MLH Phase 3, LLC	FL
Monte Vista Solar 2 CSG LLC	DE
MP2 - Oregon Solar One, LLC	DE
MP2 Capital - WGBH Educational Foundation LLC	DE
MP2 Capital Solar Fund II, LLC	DE
MP2 Green Valley ES, LLC	DE
MP2 Hawaii Solar I, LLC	DE
MP2/IRG - Petaluma City Schools, LLC	DE
MP2 MLK, LLC	DE
MR Realty Solar, LLC	DE
MS II Holdco LLC	DE
MS II Manager LLC	DE
Natick High School Solar, LLC	DE
Newington Solar, LLC	DE
North Palm Springs Investments, LLC	CA
Novus Royalton Solar, LLC	VT
Oak Leaf Solar XXI LLC	CO
Oak Leaf Solar XXII LLC	CO
Oak Leaf Solar XXIII LLC	CO

Oak Leaf Solar XXIV LLC	CO
Oak Leaf Solar XXIX LLC	CO
Oak Leaf Solar XXV LLC	CO
Oak Leaf Solar XXVI LLC	CO
Oak Leaf Solar XXVII LLC	CO
Oak Leaf Solar XXVIII LLC	CO
Oak Leaf Solar XXX LLC	CO
Oak Leaf Solar XXXI LLC	CO
Oak Leaf Solar XXXII LLC	CO
Oak Leaf Solar XXXIII LLC	CO
Omni DG Holdco LLC	DE
OneEnergy Blue Star Solar LLC	DE
Opal Electric LLC	DE
Oregon Solar II, LLC	DE
Pacifica Storage LLC	DE
Palmer Creek Solar, LLC	OR
PCIP Solar, LLC	NC
Phelps 158 Solar Farm, LLC	NC
Phelps Holdings LLC	DE
Phelps Management LLC	DE
Pittsford GLC Solar, LLC	VT
Platteville Solar CSG LLC	DE
Powerhouse One, LLC	TN
Proctor GLC Solar LLC	VT
PSVTF1, LLC	VT
Radiance Solar 4 LLC	DE
Radiance Solar 5 LLC	DE
Renew Solar ABC Sacramento LLC	DE
Renew Solar WM Davis LLC	DE
Renew Solar WM WMAC LLC	DE
Renewable Energy Project II LLC	DE
Renewable Energy Project LLC	DE
Ridgecrest Solar 1, LLC	DE
Rippey Wind Energy LLC	IA
Rippey Wind Holdings LLC	DE
RJ Solar 1, LLC	DE
Robin MCK LLC	DE
Rock Creek Solar 2 CSG LLC	DE
Rock District Solar, LLC	DE
Rockville Solar I, LLC	IN
Rockville Solar II, LLC	IN
Rockville Solar Master Tenant LLC	IN
Rodeo Energy Storage LLC	DE
RoxWind LLC	MA
RoxWind Manager LLC	DE

RPCA Solar 4, LLC	CA
RPG Elk/Hawkey Investco, LLC	DE
RPMA Wind Holding I LLC	IA
RSD7 Solar, LLC	DE
Ryland Road Solar, LLC	NC
Sacramento Vineyard Solar, LLC	DE
Scenic Hill Solar IV, LLC	AR
Scenic Hill Solar V, LLC	AR
Scenic Hill Solar X, LLC	AR
Scenic Hill Solar XIII, LLC	AR
Scenic Hill Solar XVI, LLC	AR
Six States Solar II LLC	DE
Six States Solar LLC	DE
Solar Hagerstown LLC	DE
Solar Site 1-ES LLC	DE
Solaverde, LLC	VA
SOLON TV1, LLC	AZ
South Adams Solar, LLC	DE
Sun Farm V LLC	NC
Sun Farm VI LLC	NC
Sunsense Clayton Lessee, LLC	NC
Sunsense Fletcher Lessee, LLC	NC
Sunsense Inman Lessee, LLC	NC
SunServe Energy LLC	DE
Tar Heel Solar II LLC	DE
Tayandenega Solar, LLC	DE
Trillium Manager LLC	DE
Trillium Holdco LLC	DE
Turquoise Holdings LLC	DE
Turquoise Manager LLC	DE
Turquoise Nevada LLC	DE
Turquoise Nevada SubstationCo LLC	DE
Turtle Top Solar, LLC	IN
Wagner Wind LLC	DE
WE 46 Precision Drive, LLC	DE
Williamstown Old Town Road Solar, LLC	VT
Windsor HWY 17 Solar, LLC	NC
Zephyr Wind, LLC	DE